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                                                                   EXHIBIT 10.24

                                 FIRST AMENDMENT
                                       TO
                          AT&T WIRELESS SERVICES, INC.
              DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

      This Amendment is made to the AT&T Wireless Services, Inc. Deferred Compensation Plan for Non-Employee Directors, effective September 1, 2001 (the "Plan"). All terms defined in the Plan shall have the same meanings when used herein. This Amendment shall be effective September 1, 2002. All provisions of the Plan not amended by this Amendment shall remain in full force and effect.

      THE SECOND SENTENCE OF SECTION 4.5.4 ("DEFERRAL OF RESTRICTED SHARES") IS AMENDED TO READ IN ITS ENTIRETY, AS FOLLOWS:

            A Director may choose to defer receipt of all or only a portion of the AWS Stock to be received upon the vesting of such Restricted Shares.

      The Company has caused this Amendment to be executed on the date indicated below.

                                            AT&T WIRELESS SERVICES, INC.


Dated:                                      By
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                                              Its
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